UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2004

Aspect Communications Corporation

(Exact name of registrant as specified in its charter)

0-18391
(Commission File Number)

California	94-2974062
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1320 Ridder Park Drive
San Jose, CA 95131
(Address of principal executive offices, with zip code)

(408) 325-2200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     (a) On October 19, 2004, Aspect Communications Corporation issued a press release of the financial results for the third quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

          99.1 Press Release of Aspect Communications Corporation dated October 19, 2004 (earnings results for third quarter 2004) furnished pursuant to Item 2.02 of this Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aspect Communications Corporation

Date: October 19, 2004	By:	/s/ Gary E. Barnett

Gary E. Barnett,
President and Chief Executive Officer

ASPECT COMMUNICATIONS CORPORATION
INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release of Aspect Communications Corporation dated October 19, 2004 (earnings results for third quarter 2004).